EXECUTION

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

between

GS MORTGAGE SECURITIES CORP.,
as Assignor

and

DEUTSCHE BANK NATIONAL TRUST COMPANY, AS TRUSTEE,
as Assignee

and as acknowledged by

WELLS FARGO BANK, N.A.,
as Master Servicer

Dated as of

October 1, 2007

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

This ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT made as of this 1st day of October 2007 (this “Assignment Agreement”), is between Deutsche Bank National Trust Company, not in its individual capacity, but solely as trustee on behalf of GSR Mortgage Loan Trust 2007-OA2 (the “Assignee” or the “Trustee”), and GS Mortgage Securities Corp., a Delaware corporation (the “Assignor” or the “Depositor”), and is acknowledged by Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”).

WHEREAS, Goldman Sachs Mortgage Company (“GSMC”) acquired certain mortgage loans identified on Schedule I hereto (the “Conduit Mortgage Loans”) from various originators on a servicing released basis through its residential mortgage loan conduit program pursuant to (i) the Sellers Guide dated May 2006 (the “Sellers Guide”), (ii) various Master Loan Purchase Agreements, Purchase Price and Terms Letters or Trade Confirmations (each, a “PPTL Agreement”) and various Master Loan Purchase Agreements (each, a “MLPA,” and collectively, together with the Sellers Guide and the PPTL Agreements, the “Conduit Agreements”), each between GSMC and the related seller;

WHEREAS, the Conduit Mortgage Loans are currently being subserviced by Avelo Mortgage, L.L.C. (the “Subservicer”) pursuant to a Flow Servicing Agreement dated as of January 1, 2006 (the “Servicing Agreement,” and together with the Conduit Agreements, the “Agreements”), between GSMC and the Subservicer;

WHEREAS, GSMC, the Assignor and the Subservicer have entered into the Assignment, Assumption and Recognition Agreement dated as of October 1, 2007 (the “GSMC AAR”), and GSMC and the Assignor have entered into a Representations and Warranties Agreement dated as of October 29, 2007 (together with the GSMC AAR, the “GSMC Assignment Agreement”), pursuant to which GSMC has sold to the Assignor the Conduit Mortgage Loans, assigned its rights (absent the servicing rights related thereto) under the Conduit Mortgage Loans and the Agreements to the Assignor and made certain representations and warranties to the Assignor;

WHEREAS, pursuant to a Master Servicing and Trust Agreement dated as of October 1, 2007 (the “Trust Agreement”), among the Assignor, as depositor, the Assignee, as trustee, Wells Fargo Bank, N.A., as securities administrator and master servicer (in its master servicing capacity, the “Master Servicer”) and Deutsche Bank National Trust Company, as custodian (the “Custodian”), the Assignor will transfer the Conduit Mortgage Loans to the Assignee, together with the Assignor’s rights under the Conduit Agreements, to the extent relating to the Conduit Mortgage Loans (other than the servicing rights and the rights of the Assignor to indemnification thereunder); and

WHEREAS, the Subservicer shall service the Conduit Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement (as modified by the GSMC AAR), the terms of which are incorporated herein by reference;

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Assignment and Assumption. (a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Conduit Mortgage Loans, the GSMC Assignment Agreement and the Agreements, to the extent relating to the Conduit Mortgage Loans (other than the servicing rights and the rights of the Assignor to indemnification thereunder), and the Assignee hereby assumes all of the Assignor’s rights and obligations under the Agreements, subject to the rights and obligations of the Master Servicer set forth in Section 2(d) of the GSMC AAR, to the extent relating to the Conduit Mortgage Loans, from and after October 1, 2007; provided, however, it is understood and agreed upon by the parties hereto, that the Assignee shall not be liable for (i) any breach of any obligation or representation of the Assignor pursuant to the GSMC Assignment Agreement or (ii) any breach of any obligation, covenant, representation or warranty of the Assignor, or be responsible for any indemnification amounts owed by the Assignor, pursuant to the Servicing Agreement arising prior to October 1, 2007. The Assignor shall remain liable for all such liability arising prior to October 1, 2007 and for its own actions and omissions apart from those assumed by the Assignee.

(b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action that would serve to impair or encumber the Assignor’s ownership interest in the Conduit Mortgage Loans since the date of the related MLPA.

(c) The Assignor and the Subservicer shall have the right to amend, modify or terminate the Agreements without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

Notwithstanding anything to the contrary in the Servicing Agreement, in the event the Servicer is obligated to make an advance pursuant to the Servicing Agreement, the aggregate payment due shall be the minimum monthly payment due under the mortgage note, net of servicing fees.

(d) The Assignor hereby assigns to the Assignee, any rights of the Assignor with respect to early payment defaults or first payment defaults in the PPTL Agreements, if applicable, but only to the extent such provision relates to the Conduit Mortgage Loans. The foregoing shall constitute the Assignor’s consent to the assignment of the PPTL Agreements (to the extent required by the terms of each PPTL Agreement).

(e) Notwithstanding any provision of the PPTL Agreements to the contrary, in the event any Conduit Mortgage Loan is repurchased pursuant to any early payment default or first payment default provisions of the PPTL Agreements, the “Repurchase Price” payable to the Assignee shall be an amount equal to the sum of: (a) the outstanding principal balance of such Conduit Mortgage Loan as of the date of such repurchase, (b) accrued interest on such outstanding principal balance at the applicable Mortgage Interest Rate from the date interest was last paid through the last day of the month in which such repurchase takes place, (c) the amount of any outstanding advances owed to the servicer, and (d) any reasonable costs and expenses incurred by any servicer or by the Trustee, including without limitation costs and expenses incurred in the enforcement of the repurchase obligation under the applicable PPTL Agreement. It is hereby understood that the right to any excess over such amount set forth in the definition of “Repurchase Price” set forth in any PPTL Agreement is not being sold or assigned hereunder and is being retained by GSMC.

(f) The Trust (including the Trustee and the Master Servicer acting on the Trust’s behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Conduit Mortgage Loans, under any early payment default or first payment default provisions of the PPTL Agreements including, without limitation, the enforcement of the repurchase requirements set forth therein, and shall be entitled to enforce all obligations of thereunder insofar as they relate to the Conduit Mortgage Loans unless otherwise stated in the Trust Agreement.

2. Accuracy of Agreements. The Assignor represents and warrants to the Assignee that (i) attached hereto as Exhibit 1 are true, accurate and complete copies of the Agreements, (ii) the Agreements are in full force and effect as of the date hereof, (iii) other than as provided herein, the Agreements have not been amended or modified in any respect and (iv) no notice of termination has been given to the Subservicer under the Servicing Agreement.

3. [Reserved]

4. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

(a) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Agreements.

(b) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

5. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as of the date hereof, unless otherwise stated below, as follows:

(a) Organization. The Assignor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to enter into and perform its obligations under the Agreements and this Assignment Agreement.

(b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

(c) No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

(d) Authorization; No Breach. The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

(e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Assignment Agreement or (ii) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

(f) Prior Assignments; Pledges. As of October 29, 2007, except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

(g) Releases. As of October 29, 2007, the Assignor has not satisfied, canceled or subordinated in whole or in part, or rescinded any Mortgage, and the Assignor has not released the related Mortgaged Property from the lien of any Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission. The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related federal insurer, to the extent such approval was required.

(h) Compliance with Applicable Laws. Each Conduit Mortgage Loan, at the time it was originated, complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable predatory and abusive lending laws; and none of the Mortgage Loans are “high-cost,” “high-cost home” or “covered” loans under any applicable federal, state or local predatory or abusive lending law.

(i) HOEPA. No Conduit Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary, Appendix E, in effect on October 1, 2007) and no Conduit Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

For the purposes of this Section 5(i) the following definitions shall apply:

Covered Loan: A Mortgage Loan categorized as Covered pursuant to Appendix E of Standard & Poor’s Glossary.

Home Loan: A Mortgage Loan categorized as a Home Loan pursuant to Appendix E of Standard & Poor’s Glossary.

Standard & Poor’s Glossary: The Standard & Poor’s LEVELS® Glossary, as may be in effect from time to time.

High Cost Loan: A Mortgage Loan classified as (a) a “high cost” loan under the Home Ownership and Equity Protection Act of 1994, (b) a “high cost home,” “threshold,” “covered,” (excluding New Jersey “Covered Home Loans” as that term is defined in clause (1) of the definition of that term in the New Jersey Home Ownership Security Act of 2002), “high risk home,” “predatory” or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) or (c) a Mortgage Loan categorized as High Cost pursuant to Appendix E of Standard & Poor’s Glossary. For avoidance of doubt, the parties agree that this definition shall apply to any law regardless of whether such law is presently, or in the future becomes, the subject of judicial review or litigation.

(j) Bring Down. With respect to the Sellers Guide, nothing has occurred or failed to occur from and after the closing date set forth in the related MLPA to October 29, 2007, that would cause any of the representations and warranties relating to the Conduit Mortgage Loans set forth in Section II.B.2. of the Sellers Guide, as such may be amended by the related MLPA, to be incorrect in any material respects as of the date hereof as if made on the date hereof.

It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the respective Mortgage Loan Documents to the Custodian and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in Section 6 hereof to repurchase a Conduit Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 5.

It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

6. Repurchase of Conduit Mortgage Loans. Upon discovery or notice of any breach by the Assignor of any representation, warranty or covenant under this Assignment Agreement that materially and adversely affects the value of any Conduit Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Conduit Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within sixty (60) days from the date on which it is notified of the breach, the Assignee may enforce the Assignor’s obligation hereunder to purchase such Conduit Mortgage Loan from the Assignee at the Purchase Price (as defined in the Trust Agreement). Notwithstanding the foregoing, however, if such breach is a Qualification Defect, such cure or repurchase must take place within seventy-five (75) days of discovery of such Qualification Defect.

In the event the applicable originator has breached a representation or warranty under the applicable MLPA that is substantially identical to a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against such originator as to such breach. If the applicable originator does not within 60 days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the applicable MLPA) or repurchase, or substitute for, the affected Conduit Mortgage Loan, the Trustee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to repurchase such Conduit Mortgage Loan from the Trust. In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the applicable originator to cure such breach or repurchase such Conduit Mortgage Loan under the terms of the applicable MLPA with respect to such Conduit Mortgage Loan

In the event of a repurchase of any Conduit Mortgage Loan by the Assignor, the Trustee shall promptly deliver to the Assignor or its designee the related Mortgage File and shall assign to the Assignor all of the Assignee’s rights under the Agreements, but only insofar as the Agreements relate to such Conduit Mortgage Loan.

Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

7. Continuing Effect. Except as contemplated hereby, the Agreements shall remain in full force and effect in accordance with their terms.

8. Governing Law.

THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

9. Notices. Any notices or other communications permitted or required hereunder or under the Agreements shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

(a)	in the case of the Subservicer,

Avelo Mortgage, L.L.C.
250 E. John Carpenter Freeway, Suite 300
Irving, Texas 75062

or such address as may hereafter be furnished by the Subservicer;

(b)	in the case of the Assignee,

Deutsche Bank National Trust Company
1761 East St. Andrew Place
Santa Ana, California 92705
Attention: GSR 2007-OA2
Phone: (714) 247-6000
Fax: (714) 247-6035

or such other address as may hereafter be furnished by the Assignee; and

(c)	in the case of the Assignor,

GS Mortgage Securities Corp.,
85 Broad Street
New York, New York 10004
Attention: Christina House

or such other address as may hereafter be furnished by the Assignor.

(d)	in the case of the Master Servicer,

Wells Fargo Bank, N.A.
P.O. Box 98

Columbia, Maryland 21046
Attention: Client Services Manager (GSR 2007-OA2)
(or in the case of overnight deliveries,
Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Client Services Manager (GSR 2007-OA2))
Telephone: (410) 884-2066
Facsimile: (410) 715-2380

or such other address as may hereafter be furnished by the Master Servicer;

10. Counterparts. This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

11. Definitions. Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Agreements or the Trust Agreement, as applicable.

12. Trustee Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Assignment Agreement is executed by the Trustee: (i) this Assignment Agreement is executed and delivered by Deutsche Bank National Trust Company, not individually or personally but solely as Assignee on behalf of the GSR Mortgage Loan Trust 2007-OA2 (the “Trust”), in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements by Deutsche Bank National Trust Company, is made and intended for the purpose of binding only the GSR Mortgage Loan Trust 2007-OA2, (iii) nothing herein shall be construed as creating any liability on the part of Deutsche Bank National Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall Deutsche Bank National Trust Company be personally liable for the payment of any indebtedness or expenses (including but not limited to any amounts to be paid under the Purchase and Servicing Agreements) of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment Agreement, the GSMC Assignment Agreement, the Agreements, the Trust Agreement or any related document.

13. Third-Party Beneficiary. The Master Servicer shall be considered a Third-Party Beneficiary to this Assignment entitled to all rights and benefits hereof as if it were a direct party to this Assignment, including, without limitation, the rights set forth in Section 2(d) of the GSMC AAR.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

ASSIGNOR:

GS MORTGAGE SECURITIES CORP.

By: /s/ Michelle Gill
Name: Michelle Gill
Title: Vice President

ASSIGNEE:

DEUTSCHE BANK NATIONAL TRUST
COMPANY, not in its individual capacity
but solely as Trustee

By:  /s/ Mei Nqhia
Name: Mei Nqhia
Title:  Authorized Signer

Acknowledged by:

MASTER SERVICER:

WELLS FARGO BANK, N.A.

By: /s/ Martin Reed
Name: Martin Reed
Title: Vice President

SCHEDULE 1

Mortgage Loan Schedule

[To be retained in a separate closing binder entitled “GSR 2007-OA2 Conduit Mortgage Loan
Schedule” at the offices of McKee Nelson LLP]

I-1

EXHIBIT 1

Servicing Agreement